                                                                     Exhibit 99

                               Ford Motor Company

                 NORTH AMERICAN PRODUCTION AND OVERSEAS SALES
                 --------------------------------------------

                                                                           2000
                                               ------------------------------------------------------------
                                               First         Second        Third         Fourth        Full
                                               Quarter       Quarter       Quarter       Quarter       Year
                                               -------       -------       -------       -------       ----
                                                (000)         (000)         (000)         (000)        (000)
                                                            Actual                             Planned
                                               -----------------------------------       ------------------
North American Production and Imports
-------------------------------------
Car (U.S., Canada, and
        Hermosillo/Cuautitlan in Mexico)         482           477           390             385       1,734

Truck (U.S., Canada)                             788           830           654             725       2,997
                                               -----         -----         -----           -----       -----
   North American Production                   1,270         1,307         1,044           1,110       4,731

Mexican Domestic Units a/                          8            11            11              11          41

Imports (Volvo, Jaguar, Land Rover, Fiesta)       45            52            46              76         219
                                               ------        ------        -----           -----       -----

   Total North America (Incl. Imports)         1,323         1,370         1,101           1,197       4,991

Overseas Unit Sales
-------------------
Total Overseas Unit Sales                        602           687           550             700       2,539
 Produced in North America & Incl. Above           8             5             3               4          20
                                               -----         -----         -----           -----       -----
 Produced & Sold Overseas                        594           682           547             696       2,519

Ford Worldwide                                 1,917         2,052         1,648           1,893       7,510
                                               =====         =====         =====           =====       =====

Over/(Under) Prior
   North America
                  Units:
                  - Issue                                                                    (14)
                  - Quarter                      107            47          (269)             96
                  - Year                          98            56            50             (19)        185

                  Percentage:
                  - Issue                                                                     (1)%
                  - Quarter                        9%            4%          (20)%             9%
                  - Year                           8%            4%            5%             (2)%         4%

   Overseas
                  Units:
                  - Issue                                                                      0
                  - Quarter                      (20)           88          (135)            149
                  - Year                          49             3             3              82         137

                  Percentage:
                  - Issue                                                                      0%
                  - Quarter                       (3)%          15%          (20)%            27%
                  - Year                           9%            0%            1%             13%          6%

   Worldwide
                  Units:
                  - Issue                                                                    (14)
                  - Quarter                      160           135          (404)            245
                  - Year                         147            59            53              63         322

                  Percentage:
                  - Issue                                                                     (1)%
                  - Quarter                        9%            7%          (20)%            15%
                  - Year                           8%            3%            3%              3%          4%


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a/Units produced and sold in Mexico                           Investor Relations
                                                                        11/01/00